          Confidential materials omitted and filed separately with the
                       Securities and Exchange Commission.
                        Asterisks denote such omissions.

                        DATED this 16th day of March 1997

                                     BETWEEN

                               BIOTRANSPLANT INC.
                                     ("BTI")

                                      -and-

                            CASTELLA RESEARCH PTY LTD
                                  ("Castella")

                                     - and-

                             SECURE SCIENCES PTY LTD
                                   ("Secure")

                                     - and-

                           STEM CELL SCIENCES PTY LTD
                                 ("the Company")




                AGREEMENT TO FURTHER VARY SHAREHOLDERS' AGREEMENT



                                 HOLDING REDLICH
                             LAWYERS AND CONSULTANTS

         350 Williams Street                         Level 12, Chifley Tower
         Melbourne VIC 3000                          2 Chifley Squre
                                                     Sydney NSW 2000

         Tel (03) 9321 9999                          Tel (02) 234 4444
         Fax (03) 9321 9900                          Fax (02) 234 4400

         Ref:  CLSCS113.27

AGREEMENT TO FURTHER VARY SHAREHOLDERS' AGREEMENT dated the
     day of                , 1997

BETWEEN:

              BIOTRANSPLANT INCORPORATED a corporation organised and existing under the laws of the State of Delaware and having its principal office 13 Pipp Street, Building 96, Navy Yard, Charlestown, MA, United States of America
                                                                         ("BTI")


AND: CASTELLA RESEARCH PTY LTD (ACN 006 125 364) of 587 Whitehorse Road, Mont Albert, Victoria, Australia in its own capacity and as trustee of the M.R. Brandon Family Trust
                                                                    ("CASTELLA")


AND:          SECURE SCIENCES PTY LTD (ACN 064 139 948) of Level 10, 420 St.
              Kilda Road, Melbourne, Victoria, Australia in its own capacity and as trustee of the Secure Sciences Unit Trust
                                                                      ("SECURE")


AND:          STEM CELL SCIENCES PTY LTD (ACN 063 293 130) of Level 10, 420 St.
              Kilda Road, Melbourne, Victoria, Australia
                                                                 ("THE COMPANY")

RECITALS



A. By a Shareholders' Agreement dated 5 April, 1994 between BTI, Castella, Secure and the Company (THE "SHAREHOLDERS' AGREEMENT") the Shareholders recorded their agreement as to how the Company would be owned, controlled and funded by them.

B. The Shareholders' Agreement was varied by Variations of the Shareholders' Agreement made on 2 February 1996 and 20 December 1996 (the "Second Variation Agreement").

          Confidential materials omitted and filed separately with the
                       Securities and Exchange Commission.
                        Asterisks denote such omissions.

C.            Pursuant to the Second Variation Agreement:

              (a) BIT was issued with an option to subscribe for ****** in the capital of the Company for a total consideration of US ****** at any time on or before 31 December, 1996;

              (b) Castella was issued with an option to subscribe for ****** in the capital of the Company for a total consideration of ******at any time on or before 31 December, 1996; and

              (c) Secure was issued with an opton to subscribe for ******in the capital of the Compay for a total consideration of ****** at any time on or before 31 December, 1996

D. None of BTI, Castella and Secure have exercised the options issued to them pursuant to the Second Variation Agreement.

E. BTI has agreed to provide an amount of equity capital to the Company.

F. In line with the intent of the Shareholders' Agreement that on the provision by BTI of equity capital to the Company such shares in the Company would be issued to maintain the shareholdings of BTI, Castella and Secure in the Company in the ratios set out in Recital J, the Shareholders have agreed to cause the Company to allot to BTI a certain addition number of "A" shares in the capital of the Company at a premium and to allot to Castella and Secure certain additional "B" Shares in the capital of the Company at par.

G. The Shareholders and the Company have also agreed that the Company will allot to BTI, Castella and Secure fresh options on the terms set out in this Agreement.

H. Clause 18.5 of the Shareholders' Agreement provides that the Shareholders' Agreement may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

I. The parties wish by this Agreement to record the matters set out in Recitals E to G and to vary the Shareholders' Agreement to the extent necessary to take account of those matters.

          Confidential materials omitted and filed separately with the
                       Securities and Exchange Commission.
                        Asterisks denote such omissions.

IT IS AGREED

1.            DEFINITIONS AND INTERPRETATION

1.1           Definitions

              In this Agreement (including in the Recitals), unless the contrary intention appears, each defined word and expression has the meaning assigned to that word or expression in the Shareholders' Agreement.

1.2           Interpretation

              Clauses 1.3 and 1.4 of the Shareholders' Agreement are incorporated in and form part of this Agreement as if each referenced to "this Agreement" in those clauses were a reference to this Agreement to vary the Shareholders' Agreements.

1.3           Recitals

              The parties acknowledge and agree that the Recitals are true and correct and accurately reflect the circumstances in which this Agreement was entered into.

2.            ISSUE OF SHARES

2.1           Issue of Shares to BTI

              On the date of this Agreement BTI must subscribe for, and be issued with **** ****** in the capital of the Company issued at a price of ****** per share (being $1.00 par and ****** premium per share) for a total consideration of ******

2.2           Issue of Shares to Castella

              On the date of this Agreement Castella must subscribe for and be issued with ****** in the capital of the Company issued at the par price of $1.00 per share for a total consideration of ****** payable on the date of this Agreement.

2.3           Issue of Shares to Secure

              On the date of this Agreement Secure must subscribe for and be issued with ****** in the capital of the Company issue at the par price of $1.00 per share for a total consideration of ****** payable on the date of this Agreement.

          Confidential materials omitted and filed separately with the
                       Securities and Exchange Commission.
                        Asterisks denote such omissions.

3.            ISSUE OF OPTIONS

3.1           Issue of Options to BTI

              (a) On the date of this Agreement, the Company must issue to BTI an option (the Option Terms attaching) to subscribe for, fully pay up and be issued with a further ****** in the capital of the Company for a total consideration of US****** at any time on or before 31 December, 1997 ("THE OPTION").

              (b) If BTI exercises the option the Company will issue BTI ****** in the capital of the Company at a price per share of A$1.00 (being the par value) plus a premium per share calculated in A$ as at the date of the exercise of the option.

3.2           Issue of Option to Castella

              On the date of this Agreement, the Company must issue to Castella an option (with the Option Terms attaching) to subscribe for, fully pay up and be issued with a further ****** in the capital of the Company issued at a price of $1.00 per share for a total consideration of ****** at any time on or before 31 December, 1997.

3.3           Issue of Option to Secure

              On the date of this Agreement, the Company must issue to Secure an option (the Options Terms attaching) to subscribe for, fully pay up and be issued with a further ****** in the capital of the Company issued at a price of $1.00 per share for a total consideration of ****** at any time on or before 31 December, 1997.

4.            VARIATION OF SHAREHOLDERS' AGREEMENT

4.1           Variation

              In consideration of the mutual agreements made by each party under this Agreement, the parties agree, pursuant to cause 18.5 of the Shareholders' Agreement, to vary clause 2.5 of the Shareholders' Agreement to the extent necessary to give effect to the provisions of Clauses 2 and 3 of this Agreement.

4.2           Confirmation of Shareholders' Agreement

              The parties confirm that the terms and conditions of the Shareholders' Agreement (as varied by this Agreement) remain in full force and effect.

SIGNED AS AN AGREEMENT on the date first appearing

SIGNED by BIOTRANSPLANT INC.            )

by its director ELLIOT LEBOWITZ         )     /s/ Elliot Lebowitz
                                         ------------------------------
in the presence of:                     )


(Witness)


SIGNED by CASTELLA RESEARCH             )

PTY LTD by its director MAL BRANDON     )       /s/ Mal Brandon
                                         ------------------------------
in the presence of:                     )


(Witness)


SIGNED by SECURE SCIENCES PTY LTD       )

by its director PETER MOUNTFORD         )     /s/ Peter Mountford
                                         ------------------------------
in the presence of:                     )


(Witness)


SIGNED by STEM CELL SCIENCES            )

PTY LTD by its director MAL BRANDON     )       /s/ Mal Brandon
                                         ------------------------------
in the presence of:                     )


(Witness)

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